

GLACIER BANCORP, INC.
Montana, Idaho, Utah, Washington, Wyoming, Colorado, Arizona & Nevada

SUNTRUST ROBINSON HUMPHREY

21ST ANNUAL FINANCIAL SERVICES CONFERENCE

05.19.20 – 05.20.20

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about management's plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "should," "projects," "seeks," "estimates", or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company's portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company's net interest income and profitability; 3) changes in the cost and scope of insurance from the FDIC and other third parties; 4) legislative or regulatory changes, such as the recently adopted CARES Act addressing the economic effects of the COVID-19 pandemic, as well as increased banking and consumer protection regulation that adversely affect the Company's business, both generally and as a result of the Company exceeding $10 billion in total consolidated assets; 5) ability to complete pending or prospective future acquisitions; 6) costs or difficulties related to the completion and integration of acquisitions; 7) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) reduced demand for banking products and services; 9) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 10) competition among financial institutions in the Company's markets may increase significantly; 11) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company's common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) consolidation in the financial services industry in the Company's markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 14) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 15) material failure, potential interruption or breach in security of the Company's systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 16) natural disasters, including fires, floods, earthquakes, and other unexpected events; 17) the Company's success in managing risks involved in the foregoing; and 18) the effects of any reputational damage to the Company resulting from any of the foregoing. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

COVID-19 Response Overview

EMPLOYEES	*CONSUMER/BUSINESS*	*CONSUMER/BUSINESS*	*COMMUNITY*
Increased Support and Resources: ➢ Eliminated co-pay / co-insurance for any screening and testing ➢ Daily meetings between GBCI HR and Bank Divisions ➢ Flexible employee schedules ➢ Extended employee leave ➢ Guidance on high-risk health situations ➢ Review CDC guidelines weekly ➢ Aligned with state and local leaders of communities we serve **Increased Work Flexibility:** ➢ No reduction in pay or benefits for the inability to work due to COVID-19 issues such as: • Lack of child care • High-risk health conditions ➢ Flexible with accruals and limits on benefit time ➢ Work from home available to over 33% of employees ➢ Work email access to 20% of employee personal cell phones ➢ Cross trained and redeployed staff ➢ No furloughs or layoffs	**New and Existing Credit Programs:** ➢ SBA PPP loans for businesses adversely impacted by COVID-19 ➢ Unsecured loans up to $15,000 for consumers adversely impacted by COVID-19 • Limited underwriting ➢ All existing Lines of Credit remain available **Forbearance and Modifications:** ➢ Follow CARES Act guidelines • For both federally-backed and portfolio loans • Review each request on a case-by-case basis • Offer up to 6 months forbearance / modification • No foreclosures or evictions until further notice • Late charges not assessed • No adverse credit activity reported to credit bureaus ➢ Follow eligible hardship guidelines and directives of Freddie Mac & Fannie Mae ➢ Respond to customer calls / emails within 24 hours	**Meeting Customer Needs:** ➢ Staff redeployed to call centers to support increased call volumes ➢ All drive-up facilities are open regular hours ➢ All ATMs are accessible ➢ All lobbies are open by appointment ➢ All on-line banking services are available 24/7 ➢ Work with each deposit customer on a case-by-case basis • Increased remote deposit and card transaction limits • Relaxed overdraft collection efforts; provide options for individual customer circumstances • Suspended early withdrawal fees on CDs and excess debit fees through June 30, 2020 • Other fee refunds considered • No minimum balance to open new deposit account through June 30, 2020	**Donations:** ➢ Support of state and community food bank networks in states and communities we serve • Board, management and employees individually contributing as well ➢ Contributions to many other non-profit organizations in the states and communities we serve **Facilities and ATMs:** ➢ All 174 full service branches and drive-ups are open regular hours or by appointment ➢ All 247 ATMs fully stocked and functioning ➢ Leveraging our unique community banking model to provide timely and better service to all customers and communities

Glacier Bancorp, Inc.
3/31/2020 Snapshot

Ticker	GBCI
Total Assets	$15.16 billion
Gross Loans	$10.09 billion
Deposits	$11.56 billion
TCBV Per Share	$16.35
Quarterly Dividend	$0.29
Stock Price	$34.01
Market Cap	$3.24 billion

Differentiated Bank Model





- Genuine community banking model
- Backed by resources and support of Glacier Bancorp
- Strategy of growth through acquisitions and organically

Glacier is a "Company of Banks"

GLACIER BANK

First Security Bank
DIVISION OF GLACIER BANK

Valley Bank
OF HELENA
Division of Glacier Bank

WESTERN SECURITY BANK
Division of Glacier Bank

Mountain West Bank
Division of Glacier Bank

Citizens Community Bank
A Friend You Can Talk To
Division of Glacier Bank

FIRSTBANK OF WYOMING
DIVISION OF GLACIER BANK

FIRST BANK of Montana
DIVISION OF GLACIER BANK

BANK OF THE SAN JUANS
DIVISION OF GLACIER BANK

First State Bank
Your First Choice in Banking.
DIVISION OF GLACIER BANK

North Cascades Bank
Division of Glacier Bank

Foothills Bank
Division of Glacier Bank

COLLEGIATE PEAKS BANK
Division of Glacier Bank

First Security Bank
Division of Glacier Bank

FIRST COMMUNITY BANK
Division of Glacier Bank

Heritage Bank of Nevada

2019 Announced Acquisition Highlights

	First Community Bank	Heritage Bank of Nevada	State Bank of Arizona
Announcement Date	1/16/2019	4/3/2019	9/30/2019
Closing Date	4/30/2019	7/31/2019	2/29/2020
		Transaction Overview	
Transaction Value ($million)	$85.0 million	$240.7 million	$135.3 million
Consideration Mix	100% Stock	93% Stock / 7% Cash	90% Stock / 10% Cash
Transaction Value / Tangible Book Value (%)	216%	239%	212%
		Select Pro Forma Impact	
Projected 2020 EPS Accretion (% / $ per share)	~ 0.6% / $0.01	1.9% / $0.05	1.0% / $0.02
Projected 2021 EPS Accretion (% / $ per share)	~ 0.5% / $0.01	2.2% / $0.06	1.5% / $0.04
TBV Per Share Accretion / (Dilution) (%)	~ 0.1%	~ (0.6%)	~ (0.6%)
TBV Per Share Payback Period *(Crossover Method)*	0.0 yrs	1.3 yrs	1.9 yrs
Internal Rate of Return (%)	17.2%	15% +	15% +
		Target Market	
Market Expansion / New Market	Utah (Expansion)	Nevada (New Market)	Arizona (Expansion)


North Cascades Bank
Glacier Bank
First Security Bank
First Bank of Montana
First Security Bank
Division of Glacier Bank
Mountain West Bank
Valley Bank
Division of Glacier Bank
Western Security Bank
Citizens Community Bank
A Friend You Can Talk To
First Bank of Wyoming
Division of Glacier Bank
Heritage Bank of Nevada
First State Bank
Collegiate Peaks Bank
Division of Glacier Bank
First Community Bank
Bank of the San Juans
Division of Glacier Bank
Foothills Bank
Division of Glacier Bank
WA
MT
ID
WY
NV
UT
CO
AZ

16 Bank Divisions

192 locations (as of 3/31/2020)


Topography of
the United States
PACIFIC
OCEAN
ATLANTIC
OCEAN
Gulf of Mexico
Columbia
Plateau
Great
Basin
Colorado
Plateau
Grand
Canyon
Mojave
Desert
ROCKY MOUNTAINS
GREAT PLAINS
Ozark
Plateau
Llano
Estacado
Edwards
Plateau
Sierra Nevada
Cascade Range
Bitterroot Range
Central Valley
COAST RANGES
APPALACHIAN MOUNTAINS
Allegheny Mts.
ATLANTIC COASTAL PLAIN
GULF COASTAL PLAIN
L. Superior
L. Michigan
L. Huron
L. Erie
L. Ontario
Great Salt L.
Mississippi Delta
Long Island
Chesapeake Bay
C. Hatteras
C. Cod
C. Canaveral
C. Fear
The Everglades
L. Okeechobee
Mt. Elbert
Mt. Whitney
Mt. Rainier
Mt. St. Helens
Mt. Mitchell

12/31/19 GBCI Geography	
Total chartered banks	315
Total target banks	205
Assets under $1B	184
Assets $1 – $3.5B	21

Percent Change in Real GDP by State
2019:Q3 – 2019:Q4



WA 3.4
OR 2.4
ID 2.5
MT 2.2
ND 0.5
MN 1.6
WY 0.0
SD 1.6
NV 2.5
UT 3.4
CO 2.6
NE 2.6
IA 1.3
CA 2.2
AZ 3.3
NM 2.0
KS 2.1
MO 1.8
OK 0.6
TX 2.9
AR 2.4
LA 1.1
WI 2.1
MI 2.3
IL 1.9
IN 1.1
OH 1.6
KY 2.3
TN 2.0
MS 2.1
AL 2.4
GA 2.4
SC 2.5
NC 2.4
FL 2.6
WV -0.1
VA 2.1
PA 2.1
NY 1.4
VT 2.3
NH 2.0
ME 1.9
MA 2.1
RI 2.2
CT 0.9
NJ 0.7
DE 2.3
MD 2.5
DC 2.0
HI 2.3
AK 0.4
Quintile growth rates
2.5 to 3.4
2.3 to 2.5
2.0 to 2.3
1.4 to 2.0
-0.1 to 1.4
U.S. growth rate = 2.1

U.S. Bureau of Economic Analysis

Price of Inter-State Migration



Net gain/loss as % of state's total adjusted gross income (AGI)
Winners: > +0.20%
Losers: < -0.20%
Within +/- 0.20%
+0.81%
+1.14%
-1.17%
+1.20%
+1.66%
-0.33%
+0.40%
-0.26%
+0.45%
+0.53%
-0.24%
-1.10%
-0.47%
-1.60%
-0.53%
-0.36%
-0.28%
+1.15%
-0.31%
-0.65%
-0.92%
+0.72%
-0.54%
-1.09%
+0.41%
+0.90%
-0.55%
-0.77%
-0.50%
-0.38%
-0.56%
-1.47%
-0.22%
+0.75%
+0.79%
-0.23%
+1.12%
-0.39%
+1.81%
-0.35%
+0.30%
-1.23%
+2.86%
+0.35%

Bloomberg analysis of IRS individual filings in 2016 and 2015, and Census data from 2017 for inter-state migration. Source: Bloomberg article published May 24, 2019.

Solid Financial Results





5 Year Total Return
3/31/2015 – 3/31/2020



Total Return (%)
100
50
0
-50
Volume
0
2016
2017
2018
2019
2020
NASDAQ:GBCI: 60.48 %
NASDAQ:GBCI-Vol
Russell 2000: -1.23 %
S&P 500 Commercial Banks: 11.01 %

1 Year Total Return
3/31/2019 – 3/31/2020



Total Return (%)
25
0
-25
-50
Volume
0
May '19
Jul '19
Sep '19
Nov '19
Jan '20
Mar '20
NASDAQ:GBCI: -12.45 %
NASDAQ:GBCI-Vol
Russell 2000: -23.99 %
S&P 500 Commercial Banks: -23.83 %

Forbes

PERFORMANCE RANKING OF America's 100 Largest Banks

Sept 30	Rank	Company Name	ROTCE (%)	NPAs/ Assets (%)	CET1 Ratio (%)	Efficiency Ratio (%)	Operating Revenue Growth (%)
2019	9	Glacier Bancorp Inc.	16.8	0.57	12.6	58	14.0
2018	16	Glacier Bancorp Inc.	14.0	0.79	12.3	55	17.5
2017	10	Glacier Bancorp Inc.	13.6	0.90	12.9	54	7.9
2016	5	Glacier Bancorp Inc.	12.8	1.30	13.9	56	9.0
2015	4	Glacier Bancorp Inc.	12.9	0.97	16.6	55	6

Bank Director

BANK PERFORMANCE SCORECARD

$5 Billion up to $50 Billion

Year Ending	Rank	Company Name	Core ROAA (%)	Core ROAE (%)	TCE/ Tang Assets (%)	NPAs/ Loans & REO (%)	NCOs/ Avg Loans (%)
2018	16	Glacier Bancorp Inc.	1.67	13.21	9.99	0.91	0.11
2017	17	Glacier Bancorp Inc.	1.44	11.75	10.58	1.47	0.17
2016	9	Glacier Bancorp Inc.	1.40	11.39	10.31	2.12	0.05
2015	16	Glacier Bancorp Inc.	1.39	11.14	10.31	2.74	0.05

Reconciliation of 2017 Non-GAAP Measures to GAAP

(Dollars in thousands, except per share data)		December 31 2017
Earnings per share YTD (GAAP)	**$**	**1.50**
Tax Act adjustment (GAAP)		0.25
Earnings per share YTD (non-GAAP)	$	1.75
Return on assets (GAAP)		**1.20%**
Tax Act adjustment (GAAP)		0.21%
Return on assets (non-GAAP)		1.41%
Return on tangible equity (GAAP)		**11.70%**
Tax Act adjustment (GAAP)		1.96%
Return on tangible equity (non-GAAP)		13.66%

In addition to the results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non-GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP.

This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act ("Tax Act") and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities ("net deferred tax asset"). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset.

Earnings Per Share



$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.54
$1.59
$1.75*
$2.17
$2.38
$0.58
$0.46
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- First quarter 2020 earnings per share decreased $0.12 per share, or 21%, over prior year first quarter

- First quarter 2020 earnings includes:
  - Credit loss expense of $22.7 million due to CECL
  - Acquisition-related expenses of $2.8 million
  - Gain of $2.4 million from sale of a former branch building

- Core earnings remain strong

* Non-GAAP (see reconciliation on slide 16)

Return on Assets


1.65%
1.55%
1.45%
1.35%
1.25%
1.15%
1.36%
1.32%
1.41%*
1.59%
1.64%
1.67%
1.25%
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- ROA in the fourth quarter of 2019 was in the 91st percentile among Glacier's peer group

* Non-GAAP (see reconciliation on slide 16)
* BHCPR as of 12/31/2019

Return on Tangible Equity


18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
12.71%
12.71%
13.66%*
16.42%
16.15%
17.14%
12.07%
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- We maintain historically high capital levels which have made it more difficult to produce higher ROTE

* Non-GAAP (see reconciliation on slide 16)

Net Interest Margin



$600
$550
$500
$450
$400
$350
$300
$250
$200
4.60%
4.50%
4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
$290
$315
$345
$433
$503
$537*
4.00%
4.02%
4.12%
4.21%
4.39%
4.36%
2015
2016
2017
2018
2019
3/31/2020
Net Interest Income
Net Interest Margin

- First quarter 2020 net interest margin of 4.36% increased 2 basis points over the 2019 first quarter net interest margin of 4.34%

(Dollars in millions) *Net interest income and margin is annualized

Efficiency Ratio



59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
52.0%
55.4%
55.9%
53.9%
54.7%
57.8%
55.4%
52.6%
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- Excluding $18.9 million of expenses(*) incurred in the third quarter of 2019, the 2019 efficiency ratio would be 54.8%

* $5.4 million of accelerated stock compensation expense from the Heritage acquisition
* $3.5 million write-off of deferred prepayment penalties on FHLB advances
* $10.0 million loss on early termination of interest rate swaps

Strong Balance Sheet





Asset Trends



$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$9,089
$9,451
$9,706
$12,115
$13,684
$15,158
2015
2016
2017
2018
2019
3/31/2020

- Total assets increased $1.4 billion, or 11%, in the first quarter 2020, including $744 million from State Bank of Arizona
- Total assets grew $1.6 billion, or 13%, in 2019, including $379 million from First National Bank of Layton and $978 million from Heritage Bank of Nevada

(Dollars in millions)

Capital Ratios Relative to Peers*



18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
9.8%
11.7%
12.1%
12.6%
12.7%
13.8%
14.4%
15.0%
Tier 1 Leverage
CET1
Tier 1 RBC
Total RBC
Peers
Glacier

- Total risk based capital ranks in the 68th percentile among Glacier's peer group
- Capacity to add $6.0 billion of assets and still maintain an 8% leverage ratio

* BHCPR as of 12/31/2019

Ample Liquidity of $10.1 Billion

- Ready access to liquidity totaling $6.7 billion
  - $4.6 billion in available borrowing capacity
    - Fed Discount Window: $1.3 billion
    - Fed PPP Liquidity Facility: $1.1 billion
      (Based on PPP loans approved as of April 21)
    - FHLB: $1.8 billion
    - Correspondent banks: $0.4 billion
  - $1.8 billion of unpledged marketable securities
  - Cash of $273 million
- Additional liquidity totaling $3.4 billion
  - Access to brokered deposits: $2.0 billion
  - Over-pledged marketable securities: $0.6 billion
  - Loans eligible for pledging at FHLB: $0.8 billion
- Core deposit growth remains strong

Deposit Trends



$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$11,558
$10,776
$9,494
$7,580
$7,372
$6,945
2015
2016
2017
2018
2019
3/31/2020

(Dollars in millions)

- First quarter 2020 deposits increased $782 million, or 7%, including $603 million from State Bank of Arizona
- Organic deposit growth for first quarter 2020 was $178 million, or 2%
- Growth in the number of deposit accounts has also increased significantly the past several years

Deposit Composition

3/31/2019


Wholesale
2%
CDs
9%
MMDA
18%
Non-
Interest
Bearing
32%
Savings
14%
NOW and
DDA
25%

3/31/2020


Wholesale
1%
CDs
9%
MMDA
18%
Non-
Interest
Bearing
33%
Savings
14%
NOW and
DDA
25%

Non-Interest Bearing Deposits



$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,918
$2,042
$2,312
$3,001
$3,697
$3,876
2015
2016
2017
2018
2019
3/31/2020

(Dollars in millions)

- Non-interest bearing deposits increased $179 million, or 5%, during first quarter 2020, including $142 million from State Bank of Arizona
- Non-interest bearing deposits comprise 33% of total deposits
- Organic growth for first quarter 2020 was $37 million, or 1%

Deposit Costs Relative to Peers



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.73%
0.55%
0.31%
0.22%
0.20%
0.23%
Glacier
Peers
2015
2016
2017
2018
12/31/2019

- Total deposit costs have remained stable while Glacier's peer group costs have increased
- Core deposits are a competitive advantage and will be a key driver of future performance

Loan Trends



$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$5,079
$5,684
$6,578
$8,288
$9,513
$10,088
2015
2016
2017
2018
2019
3/31/2020

- First quarter 2020 gross loans increased $575 million, or 6%, including $452 million from State Bank of Arizona
- Gross loans increased $1.2 billion, or 15%, during 2019, including $245 million from First National Bank of Layton and $615 million from Heritage Bank of Nevada

(Dollars in millions)

Organic Loan Growth



$800
$700
$600
$500
$400
$300
$200
$100
$0
$346
$554
$601
$728
$364
$39
$124
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- Organic loan growth for first quarter 2020 was $124 million, or 5% annualized, compared to $39 million, or 2% annualized, for first quarter 2019

(Dollars in millions)

Loan Composition


3/31/2019
CRE
56%
Other
Commerical
23%
HELOC
7%
Other
Consumer
3%
Residential
Real Estate
11%


3/31/2020
CRE
59%
Other
Commerical
22%
HELOC
6%
Other
Consumer
3%
Residential
Real Estate
10%

Geographic Loan Dispersion



2009 Geographic Distribution
Wyoming 11%
Colorado 4%
Montana 58%
Idaho 27%



03/31/20 Geographic Distribution
Wyoming 7%
Arizona 10%
Nevada 6%
Utah 3%
Washington 4%
Colorado 11%
Idaho 17%
Montana 42%

COVID-19 High Risk Industries Enhanced - Monitoring

Portfolio Balances as of April 30, 2020

(Millions)	Outstanding Balance*	Committed Balance*	% of Portfolio (outstanding balance)	% Modified	$ Modified	Average LTV
Hotel/Motel	$430	$466	4.24%	51%	$221	52%
Restaurant	$150	$154	1.48%	52%	$78	72%
Travel/Tourism	$33	$38	0.33%	55%	$18	58%
Gaming	$37	$39	0.36%	22%	$8	76%
Oil & Gas	$23	$33	0.23%	13%	$3	58%
Total	**$673**	**$730**	**6.63%**	**49%**	**$328**	

*Balances exclude PPP loans

- Conducting ongoing portfolio reviews and monitoring for potential credit impacts from COVID-19
- $328 million of modifications made in the enhanced - monitoring loan portfolio
  - 32% of total modifications of $1.024 billion

Loan Modifications and PPP

Loan Modifications

As of April 30		
Type	**$ Approved (Millions)**	**% of Portfolio**
Commercial	$962	12.43%
Consumer	$10	1.23%
Mortgage	$52	3.26%
Total	$1,024	10.09%

Paycheck Protection Program (PPP)

- As of April 30, the Company had approved 13,527 PPP loans in the amount of $1.375 billion

Modifications by Industry



Mortgage: 16% | 5%
Consumer: 8% | 1%
Other: 22% | 14%
Construction: 7% | 2%
Retail / Whsl Trade: 4% | 3%
Manufacturing: 2% | 3%
Accommodation and Food: 6% | 28%
Healthcare: 7% | 11%
RE Rental / Leasing: 28% | 33%

% of Loan Portfolio: $10.146 B | % of Total Modifications $1.024 B
Portfolio balance net of PPP loans

PPP Loans by State



Wyoming 8%
Washington 8%
Utah 5%
Nevada 10%
Montana 27%
Idaho 17%
Colorado 16%
Arizona 9%

Investment Portfolio Trends


$4,000
$3,500
$3,000
$2,500
$2,000
$3,313
$3,101
$2,427
$2,870
$2,800
$3,634
2015
2016
2017
2018
2019
3/31/2020

(Dollars in millions)

- First quarter 2020 investment securities made up 24% of total assets
- Investments increased $834 million in the first quarter 2020
- Our long-term goal is to maintain investment securities between 20% to 25% of total assets

Investment Composition

3/31/2019



Residential MBS 30%
Corporate Bonds 8%
Commercial MBS 22%
State & Local Gov'ts 35%
US Gov't Sponsored Enterprises 4%
US Gov't & Federal Agency 1%

3/31/2020



Residential MBS 22%
Corporate Bonds 9%
Commercial MBS 27%
State & Local Gov'ts 40%
US Gov't Sponsored Enterprises 1%
US Gov't & Federal Agency 1%

Improved Credit Quality





NPAs to Bank Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.88%
0.76%
0.68%
0.47%
0.27%
0.42%
0.26%
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- NPAs decreased $12 million in the first quarter 2020 compared to the first quarter of 2019

CECL

Key Model Inputs

- Economic inputs
  - Unemployment
  - GDP
  - CRE Price Index
  - Home Price Index
  - BBB Corp Spread to UST 10 yr
  - Prime Rate
- Portfolio credit characteristics
  - Commercial asset quality ratings
  - Consumer past due status

Oxford Economics Pandemic Forecast

- Release date of April 9
- National forecast
- Unemployment rate in excess of 15% in Q2 2020
- GDP contracting close to 10% in Q2 2020
- US economy returns to growth of nearly 1.7% per year post-2021

Oxford Economics Considerations

- Federal Reserve will "do what it takes" to support economy
  - Significant QE expansion
- Unprecedented fiscal stimulus, loans and loan guarantees
- The Administration has released a plan for re-opening America
- Low exposure to high-risk loan portfolios
- Implications of pandemic are still unfolding

Allowance for Credit Losses (ACL)



$124.5
1.31% of Total Loans
$3.7
$128.2
1.35% of Total Loans
-$0.8
$4.8
$19.1
-$1.1
$150.2
1.49% of Total Loans
ACL 12/31/19
Day 1 CECL Adj
ACL 1/1/20
Net Charge-offs
SBAZ Acquisition
Credit Loss Expense (COVID)
Credit Loss Expense Reversal
ACL 3/31/20

(Dollars in millions)

Credit Loss Expense



$25,000
$20,000
$15,000
$10,000
$5,000
$0
$22,744
$10,824
$9,953
$2,333
$2,284
$57
$57
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- Loan portfolio growth and credit quality considerations will determine the level of credit loss expense

(Dollars in thousands)

Net Charge-Offs


$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$2,340
$2,458
$10,828
$8,282
$6,806
$1,510
$813
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

(Dollars in thousands)

- **First quarter 2020 net charge-offs as a percent of total loans were 0.01% compared to 0.02% for first quarter 2019**

ACL as a Percent of Loans



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
2.55%
2.28%
1.97%
1.58%
*
1.31%
1.56%
1.49%
2015
2016
2017
2018
2019
3/31/2019
3/31/2020

- ACL was 434% of non-performing loans at the end of first quarter 2020 compared to 304% at the end of first quarter last year
- ACL was in the 86th percentile of Glacier's peer group for 2019
- As credit trends change, expect our allowance to adjust accordingly

* BHCPR as of 12/31/2019

Shareholder Return





Dividends Declared


$1.20
$1.15
$1.10
$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3/31/2020

- At March 31, 2020, Glacier's dividend yield was 3.41%
- The Company has declared 140 consecutive quarterly dividends
- In 2019, the Company increased its quarterly dividend by $0.10, or 10%, over 2018

Long-Term Performance

Since 1984

Compounded Rates

Annual Total Return *	15.2%
Annual EPS Growth Rate	5.2%
Annual Dividend Growth Rate	12.5%

* Reflects results through 3/31/2020, assuming no reinvestment of dividends

- Strong consistent performance over the past 36 years
- Long-term goal is to produce double digit dividend growth



Glacier Bancorp, Inc.
Montana, Idaho, Utah, Washington, Wyoming, Colorado, Arizona & Nevada